JOINT FILING AGREEMENT


          Each of the Reporting Persons hereby agrees to make this joint filing pursuant to Rule 13d-1(k) of the Exchange Act of 1934.


Dated:  October 21, 1999

                                           WHITEHALL STREET REAL ESTATE
                                           LIMITED PARTNERSHIP XI

                                           By:  WH Advisors, L.L.C. XI,
                                                its general partner

                                           By:  /s/ Elizabeth Burban
                                              ----------------------------------
                                              Name:  Elizabeth Burban
                                              Title: Vice President

                                           WXI/BRH GEN-PAR, L.L.C.

                                           By:  /s/ Elizabeth Burban
                                              ----------------------------------
                                              Name:  Elizabeth Burban
                                              Title: Vice President

                                           WH ADVISORS, L.L.C. XI

                                           By:  /s/ Elizabeth Burban
                                              ----------------------------------
                                              Name:  Elizabeth Burban
                                              Title: Vice President

                                           THE GOLDMAN SACHS GROUP, INC.

                                           By: /s/ Hans L. Reich
                                              ----------------------------------
                                              Name:   Hans L. Reich
                                              Title:  Attorney-in-Fact


                                           GOLDMAN, SACHS & CO.

                                           By: /s/ Hans L. Reich
                                              ----------------------------------
                                              Name:   Hans L. Reich
                                              Title:  Attorney-in-Fact